SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2007

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment No. 1 to Form 8-K amends and restates in their entirety Items 4.01 and 9.01 of the Current Report on Form 8-K of Motive, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2007 (the “July 8-K”), relating to the July 27, 2007 dismissal of Ernst & Young LLP (“EY”) as the Company’s independent accountant. This Form 8-K/A amends and restates (i) Item 4.01 of the July 8-K in order to include therein certain supplemental information concerning the letter to the SEC from EY dated August 13, 2007 and provided pursuant to Item 304(a)(3) of Regulation S-K (the “EY Letter”), and (ii) Item 9.01 of the July 8-K to include the EY Letter as Exhibit 99.4, as required by Item 304(a)(3) of Regulation S-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 27, 2007, the Audit Committee (the “Audit Committee”) of the Board of Directors of Motive, Inc. (the “Company” or “Motive”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent accountant. EY served as independent accountant to the Company during all periods that had been under review by the Company’s Audit Committee, including the period 2001—2005.

As of the date of EY’s dismissal as the Company’s independent accountant, (i) the Company had not yet completed its financial statements for the years ended December 31, 2005 and December 31, 2006, and thus EY had not completed its audits or issued its reports with respect to such financial statements, and (ii) the Company had not yet filed its Annual Reports on Form 10-K for the years ended December 31, 2005 and December 31, 2006 or its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007 and June 30, 2007.

The audit report of EY on the financial statements of the Company for the year ended December 31, 2004, the last such audit report issued by EY, did not contain any adverse opinion or a disclaimer of opinion; nor was it qualified or modified as to uncertainty, audit scope or accounting principles. However, as previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 13, 2006 and April 3, 2006, as a result of the Company’s determination to restate certain of its historical financial statements, the Company determined that the financial statements of the Company for the year ended December 31, 2004, and the report of EY thereon, should no longer be relied upon.

Disagreements

During the fiscal years ended December 31, 2005 and December 31, 2006, and through the subsequent interim period ended July 27, 2007, the Company believes it had the following disagreements with EY on matters of accounting principles and/or practices, financial statement disclosure, and/or auditing scope and/or procedure, which disagreements, if not resolved to the satisfaction of EY, the Company believes could have caused EY to make reference to the subject matter thereof in connection with its reports:

(1) Based on oral comments made in July 2007 to the Company’s Chief Executive Officer and Chief Financial Officer, and to a member of the Audit Committee, by an EY partner principally responsible for the Company’s audit, a disagreement likely exists with respect to the accounting for four software license agreements that were entered into by the Company with four different customers during the fourth quarter of 2002 pursuant to a reseller agreement between the Company and BroadJump, Inc. The four license agreements and the reseller agreement were entered into while the Company’s acquisition of BroadJump, Inc. was pending (i.e., during the period between the execution of a definitive merger agreement for such acquisition and the actual closing of such acquisition). The Company’s management, members of the Audit Committee and members of the Audit Committee’s investigative team have discussed the subject matter of this likely disagreement with EY.

(2) See also the disclosures under “Other Potentially Reportable Matters” below.

Events Reportable Under Subparagraph (A) of Item 304(a)(1)(v) of Regulation S-K

(1) Sometime during the first quarter of 2007, the EY partner principally responsible for the Company’s audit implied and/or stated to the Company’s Chief Financial Officer, during a discussion regarding EY’s audit of the Company’s internal control over financial reporting as of December 31, 2006 (pursuant to Section 404 of the Sarbanes Oxley Act of 2002), that EY would be certain to concur with management’s earlier determination that the Company did not have effective internal control over financial reporting as of December 31, 2006. This statement was made within the context of discussions regarding the need for such an audit by EY in view of management’s earlier determination that effective internal control over financial reporting did not exist as of that date.

(2) On June 5, 2007, EY transmitted a letter to Motive dated that same date (the “June 5th Letter”) in which EY stated the following:

[I]n planning and performing our not-yet-completed audit of the consolidated financial statements of Motive for the year ended December 31, 2005 and of internal control over financial reporting as of December 31, 2005, we noted certain matters involving internal control over financial reporting and its operation that we consider to be material weaknesses and significant deficiencies under standards established by the Public Company Accounting Oversight Board (United States). Please see Appendix 2 for a preliminary draft communication of material weaknesses and significant deficiencies based on information currently available to us. This draft will be modified as appropriate and as new information becomes available.

Appendix 2 to the June 5th Letter identified and described in greater detail the following material weaknesses (which was defined therein as “a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected”) in Motive’s internal control over financial reporting as of December 31, 2005:

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An entity level material weaknesses in the control environment component of Motive’s internal control over financial reporting, including, among other findings, a statement that such material weakness involved “[former] management’s intentional misrepresentation and omission from the financial statements of material facts surrounding a reseller transaction”.

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A material weakness in the design and operation of internal controls over accounting for revenue recognition for multiple element software license arrangements in compliance with GAAP. The pertinent portion of Appendix 2 also stated the following: “Contributing to the material weakness in revenue recognition are management’s intentional misrepresentation; management’s override of internal controls; and the ineffective Control Environment discussed above.”

•	A material weakness in the design and operation of internal controls over accounting for sales commissions.

•	A material weakness in the Company’s financial statement close process.

In addition, Appendix 2 identified and described in greater detail the following significant deficiencies (Appendix 2 stated that “a control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis,” and stated that “[a] significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company’s ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected”):

•	a significant deficiency in the operation of internal controls over the Company’s impairment analysis, and

•	a significant deficiency in the operation of internal controls over accounting for the Company’s employee stock purchase plan.

The foregoing summary of the June 5th Letter is qualified in its entirety by reference to the complete text of the June 5th Letter and both Appendices thereto, which are filed herewith as Exhibit 99.1 and incorporated herein by reference.

On June 22, 2007, Alfred Mockett, the Chairman and Chief Executive Officer of Motive, responded to EY’s June 5th Letter via an email which noted the following:

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EY transmitted its June 5th Letter to Motive two days prior to receiving the proposed final draft of the investigative report from the Audit Committee’s investigative team (sent to EY on July 7, 2007) and four days prior to the attendance by key EY personnel (including the partner principally responsible for Motive’s audit) at a previously scheduled June 9, 2007 meeting with the Audit Committee and its investigative team, at which the investigative report was reviewed for the benefit of EY.

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Contrary to EY’s assertion in Appendix 2 of the June 5th Letter that there had been a finding that Motive’s prior management engaged in conduct constituting an intentional misrepresentation or omission, the Audit Committee’s independent investigative team had not in fact made, and the Audit Committee had not in fact adopted, any finding one way or the other with respect to whether Motive’s prior management engaged in conduct constituting an intentional misrepresentation or omission.

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Likewise, Motive’s current management did not expect to reach such a conclusion, did not expect to disclose any such conclusion in the Company’s filings with the Securities and Exchange Commission, and had determined that disclosure of any such conclusion was not required under Item 9A of Form 10-K (the form for annual reports required to be filed by Motive with the Securities and Exchange Commission) and interpretive guidance regarding Item 9A disclosures issued by the Securities and Exchange Commission.

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Motive’s current management did intend, consistent with the Audit Committee’s review and findings, to publicly disclose in future filings with the Securities and Exchange Commission (including under Item 9A of annual reports on Form 10-K) a number of material weaknesses and deficiencies with respect to Motive’s internal control over financial reporting as of December 31, 2005.

•	Motive’s current management wished to engage in discussion with appropriate representatives of EY regarding this matter as soon as possible in order to resolve the apparent conflicts summarized above.

From June 22, 2007 through the date of this Current Report, EY did not respond to the above-described email from Motive’s Chairman and Chief Executive Officer.

(3) See also the disclosures under “Other Potentially Reportable Matters” below.

Events Reportable Under Subparagraph (B) of Item 304(a)(1)(v) of Regulation S-K

(1) In the first two weeks of January of 2006, the EY partner principally responsible for the Company’s audit made comments to the Chairman of the Company’s Audit Committee to the effect that information had come to EY’s attention that had led it to no longer be able to rely on representations from the Company’s then Chief Executive Officer and then Chief Financial Officer, and intimating that EY would be unwilling to be associated with financial statements prepared under the management and supervision of such former officers. By January 14, 2006, the Audit Committee had itself determined that it had lost confidence in the Company’s then Chief Executive Officer and then Chief Financial Officer. On January 23, 2006, Motive filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the departure of its then Chief Financial Officer and the appointment of his successor. On

February 21, 2006, Motive filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the departure of its then Chief Executive Officer and the appointment of his successor.

(2) See also the disclosures under “Other Potentially Reportable Matters” below.

Events Reportable Under Subparagraph (C) of Item 304(a)(1)(v) of Regulation S-K

(1) As early as the first quarter of 2006 and again in the fourth quarter of 2006, EY advised the Company’s management that EY wished to expand the scope of its audit of Motive’s financial statements for the year ended December 31, 2005 because it was EY’s standard practice to do so for companies that were dealing with a restatement of previously issued financial statements. The Company agreed to this scope expansion and supplied the additional information requested by EY as part of such scope expansion. The Company is unaware of the extent to which EY completed its review of such additional information or of the extent to which EY’s dismissal caused EY not to be able to complete its work on such scope expansion.

(2) See also the disclosures under “Other Potentially Reportable Matters” below.

Events Reportable Under Subparagraph (D) of Item 304(a)(1)(v) of Regulation S-K

(1) In the fourth quarter of 2005, EY advised the Company that EY had, after reviewing the matter, concluded that information regarding a European reseller agreement (which the Company and a reseller had executed on March 31, 2005) materially impacted the fairness and/or reliability of the unaudited financial statements included in the Company’s previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 (the “2005 Quarterly Reports”). On October 27, 2005, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing under Item 4.02 that the Audit Committee and Motive’s management had concluded that the unaudited financial statements included in the 2005 Quarterly Reports should no longer be relied upon, and disclosing that such financial statements would be restated to correct errors in the revenue recognition treatment that had been accorded to amounts payable under the subject reseller agreement.

(2) On February 13, 2006, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing under Item 4.02 that the Audit Committee and Motive’s management had concluded that (i) the financial statements included in Motive’s previously filed Annual Report on Form 10-K for the year ended December 31, 2004, and in Motive’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004, September 30, 2004, March 31, 2005 and June 30, 2005, and (ii) the preliminary financial information previously published by Motive with respect to the quarter ended September 30, 2005, should no longer be relied upon and disclosing that such financial statements would be restated to correct errors in the revenue recognition treatment that had been accorded to certain of the Company’s reseller transactions and to certain license and services arrangements.

(3) Subsequent to February 13, 2006, the Company’s management and Audit Committee concluded that all of the Company’s publicly filed financial statements, including those dating back to the year ended December 31, 2001, should no longer be relied upon because of errors in the manner in which the Company had recognized revenue on various elements of the Company’s bundled or multiple-element software arrangements. On April 3, 2006, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing under Item 4.02 this conclusion and the Company’s intent to restate, as appropriate, such financial statements.

(4) The Audit Committee has discussed with EY the three “reportable events” listed in paragraphs (1), (2) and (3) above. Because EY was dismissed prior to the completion of the Company’s restatement activities, prior to EY’s completion of its audits of the Company’s financial statements for the years ended December 31, 2005 and December 31, 2006, and prior to the firm’s completion of its reviews of the interim financial statements within those years or any interim financial statements for 2007, the Company believes that the issues associated with nonreliance on the Company’s previously issued financial statements from 2001 to the present, as described in paragraphs (1), (2) and (3) above, most likely were not resolved to EY’s satisfaction prior to its dismissal.

(5) See also the disclosures under “Events Reportable Under Subparagraph (C) of Item 304(a)(1)(v) of Regulation S-K” above.

(6) See also the disclosures under “Other Potentially Reportable Matters” below.

Other Potentially Reportable Matters

As previously disclosed in various press releases and Current Reports on Form 8-K, Motive’s Audit Committee has been conducting since November of 2005, with the assistance of independent counsel and independent forensic accountants, a review of various historical financial accounting issues and matters. At numerous times during calendar 2006 and the first seven months of 2007, members of the Audit Committee (both individually and collectively) and/or members of the Audit Committee’s investigative team met with representatives of EY to discuss and review the progress and status of the review, to consider and discuss expansions to the scope of the review, and to discuss certain preliminary findings and conclusions of the investigative team. During certain of these meetings and during other meetings between representatives of EY and representatives of the Audit Committee and its investigative team and/or Company management, representatives of EY have criticized, questioned and/or raised possible issues with respect to various aspects of the following:

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the Company’s (i) application and interpretation of various accounting principles and practices, (ii) financial statement presentation and disclosures, (iii) other, non-financial statement disclosures in reports filed or expected to be filed with the Securities and Exchange Commission, (iv) design and operation of internal controls, and (v) a host of other matters that are not capable of easy categorization,

•	the scope and findings of the Audit Committee review and the work product of the Audit Committee’s investigative team, and

•	the proper audit scope and/or audit procedures expected to be followed by EY in auditing the Company’s financial statements and/or the Company’s internal control over financial reporting.

Without limiting the generality of the foregoing, representatives of EY have made comments questioning, among other things, (i) whether intentional acts or an improper tone on the part of former management were involved in the Company’s erroneous recognition of revenue from its bundled or multiple-element software arrangements, (ii) whether the Company’s software had the requisite core functionality to support the Company’s historical accounting for software license revenue and related services revenue, (iii) whether the Company was properly accounting for revenue from the services component of its multiple-element software arrangements, (iv) whether the Company was properly accounting for sales commission expense, (v) whether the Company was justified in relying on an independent valuation report as the basis for certain of its purchase accounting judgments with respect to the BroadJump acquisition, (vi) whether the scope of the Audit Committee’s review should have been expanded to consider various matters, including, but not limited to the following: (A) the mental state and motivations of the Company’s former management, (B) the influence of one of the Company’s significant stockholders on certain matters, (C) certain data back-up tapes previously excluded from the scope of the Audit Committee’s review, and the various other matters specifically disclosed elsewhere in this Item 4.01. Though some or all of these comments may rise to the level of being either “disagreements” or “reportable events,” as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v)(A)-(D) of Regulation S-K, respectively, except as specifically disclosed in this Item 4.01, the Company does not possess enough information to classify or disclose them as such.

The following sets forth a chronology of key events that unfolded between May 2007 and the date of this Current Report regarding the conclusion of the Audit Committee’s independent review, efforts to finalize the written report setting forth the findings and conclusions from such review and the Audit Committee’s dismissal of EY.

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May 17, 2007 — a draft of a proposed final report of the Audit Committee’s independent investigative team (the “Draft Report”) was first provided to the members of the Audit Committee by the members of its investigative team. (Note: Certain findings within the Draft Report had been tentatively adopted by the Audit Committee and discussed with EY in a series of Audit Committee meetings dating back to February of 2006.)

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May 23, 2007 and June 4, 2007 — the Audit Committee met to discuss and review the Draft Report with its independent investigative team, provided comments thereon and authorized the investigative team to provide a revised version of the Draft Report to EY and Company management for their respective review and comment.

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June 5, 2007 — a revised version of the Draft Report was provided to the Company’s management and the Audit Committee asked management to review same and furnish written comments and/or questions at its earliest opportunity.

•	June 6, 2007 — The Company received EY’s June 5th Letter, as discussed above under “Events Reportable Under Subparagraph (A) of Item 304(a)(1)(v) of Regulation S-K”.

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June 7, 2007 — the revised version of the Draft Report (identical to the version provided to Motive management) was provided to EY and the Audit Committee asked EY to review same and furnish written comments and/or questions at its earliest opportunity.

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June 7, 2007 — the Audit Committee met to discuss and review the latest version of the Draft Report with its independent investigative team and to plan for an anticipated June 9, 2007 meeting with representatives of EY and the Company’s management.

•	June 9, 2007 — the Audit Committee and its investigative team met with representatives of EY and Motive’s management to review and discuss the latest version of the Draft Report.

•	June 11, 2007 — EY’s on-site or “field” audit team at Motive left the Company’s offices, and on June 21, 2007 removed their work papers and related materials.

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June 22, 2007 — Motive’s Chairman and Chief Executive Officer, Alfred Mockett, sent an email to EY in response to EY’s June 5th Letter that, among other things, requested discussions with EY as soon as possible concerning the apparent conflict between EY’s June 5th Letter and the Draft Report.

•	July 11, 2007 — Motive’s management provided written comments on the Draft Report to the Audit Committee and its investigative team.

•	July 11, 2007 — EY offered to meet in person with the Audit Committee and its investigative team on several dates, including as early as July 24, 2007.

•	July 13, 2007 — The Audit Committee notified EY that the proposed July 24, 2007 meeting date was acceptable and that the parties should plan to meet on that date.

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July 13, 2007 — the Audit Committee met with its investigative team, outside legal counsel and Company management to discuss (i) information that had been orally communicated by EY to representatives of both the Audit Committee and Motive’s management regarding EY’s apparent lack of satisfaction with various aspects of the Draft Report and the scope of the related review, (ii) the status of past and ongoing efforts to obtain written comments from EY regarding the Draft Report, and (iii) other information regarding EY.

•	July 16, 2007 — A representative of EY advised the Audit Committee via email that the July 24, 2007 meeting date proposed by EY and accepted by the Audit Committee was no longer acceptable to EY.

•	July 17, 2007 — The Audit Committee requested that EY furnish its written comments and/or questions on the Draft Report by July 24, 2007.

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July 17, 2007 — A representative of EY advised the Audit Committee via email that EY could not provide any written comments and/or questions on the Draft Report prior to meeting in person with the Audit Committee.

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July 20, 2007 — A representative of EY advised the Audit Committee via email that August 6-10, 2007 were the earliest dates on which relevant EY representatives could be available for an in-person meeting with the Audit Committee and its investigative team, and reiterated that EY would not be able to furnish any written comments and/or questions concerning the Draft Report in advance of such a meeting.

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July 21, 2007 — Motive’s Board of Directors (including all members of the Audit Committee) met with Company management, outside legal counsel and the Audit Committee’s investigative team (as well as in executive session without the presence of members of the Audit Committee’s investigative team) in order to receive and discuss (i) comprehensive, up-to-date information regarding the status of the Audit Committee’s review, key findings from such review and the Draft Report, the Audit Committee’s efforts to conclude such review and to finalize a written investigative report setting forth its findings and conclusions, and the performance of the Audit Committee’s investigative team (as to which the members of the Audit Committee expressed their satisfaction and approval), (ii) the status of efforts to obtain input and comments from EY regarding such matters, (iii) information that had been orally communicated by EY to representatives of both the Audit Committee and Motive’s management regarding EY’s apparent lack of satisfaction with various aspects of the Draft Report and the scope of the related review; and (iv) other information regarding EY.

•	July 22, 2007 — The Audit Committee advised EY that an in-person meeting should be scheduled for August 9, 2007, one of the dates previously offered by EY for such a meeting.

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July 27, 2007 — Motive’s Audit Committee met with Company management, outside legal counsel and the Audit Committee investigative team (as well as in executive session without the presence of members of the Audit Committee’s investigative team) to consider similar information to that presented at the July 21, 2007 meeting of the Board of Directors and to consider and deliberate concerning the possible dismissal of EY as the Company’s independent accountant. Following such deliberations, the Audit Committee voted unanimously to authorize the dismissal of EY and related matters (including the preparation and filing of this Current Report), and to proceed as rapidly as possible to engage a new independent certified public accountant for the Company.

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July 30, 2007 — Motive’s Audit Committee met with Company management, outside legal counsel and the Audit Committee investigative team to review and consider a proposed final version of the investigative report that had been revised to address the comments received from Motive’s management and to incorporate certain other minor revisions. The Audit Committee voted unanimously to approve and accept such final report.

During June and July of 2007, members of the Audit Committee, Company Management and the Audit Committee’s investigative team made numerous requests, orally and via email, to EY seeking the firm’s written comments on the Draft Report. EY has not to date supplied the Audit Committee or the Company with any written comments on the Draft Report.

After the June 9, 2007 meeting of the Audit Committee, its investigative team and EY described in the chronology set forth above, and during a series of meetings and telephone conversations that occurred between representatives of EY and representatives of both the Audit Committee and Motive’s management, representatives of EY orally indicated that they were unsatisfied with various aspects of the draft investigative report and the scope of the related review. In light of the oral comments from representatives of EY regarding their apparent lack of satisfaction with various aspects of the draft investigative report and the scope of the related review, Motive believes it is possible, if not likely, that EY may take the position that various events and circumstances have occurred or may exist that would rise to the level of one or more discloseable “disagreements” or “reportable events” for purposes of Item 304(a)(1)(iv) and (v) of Regulation S-K. However, Motive is without sufficient information to disclose any “disagreements” or “reportable events” beyond those set forth in this Item 4.01. As used herein, the terms “disagreements” and “reportable events” means any of the circumstances or events listed in Item 304(a)(1)(iv) or Item 304(a)(1)(v)(A)-(D) of Regulation S-K, respectively.

Authorization Provided to EY

The Audit Committee is currently seeking a new independent registered public accounting firm to serve as the Company’s independent accountant. The Company has authorized EY to respond fully to inquiries from the Company’s successor independent accountant concerning the subject matter of each of the disagreements, reportable events and other matters described above.

Letter From EY

The Company provided EY with a copy of the disclosures set forth in Item 4.01 of this Current Report on Form 8-K prior to the time this report was filed with the Securities and Exchange Commission. The Company requested EY to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. The Company requested that EY provide such letter as promptly as possible in order that the Company could file such letter with the Securities and Exchange Commission within 10 business days after the filing of this Current Report. The Company received EY’s letter, dated August 13, 2007 (the “EY Letter”), to the Securities and Exchange Commission on August 13, 2007, and has amended this Current Report on Form 8-K in order to file the EY Letter as Exhibit 99.4 hereto. The Company disagrees with various aspects of the EY Letter and stands by the disclosures set forth in this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	June 5, 2007 letter from Ernst & Young LLP to Motive, Inc., including Appendices 1 and 2 thereto.*

99.2	Press Release dated July 30, 2007, issued by Motive, Inc.*

99.3	Executive Summary and Closing Observations from Investigative Report accepted and approved by Motive, Inc.’s Audit Committee on July 30, 2007.*

99.4	August 13, 2007 letter from Ernst & Young LLP to the SEC.**

*	Previously filed as an Exhibit to the July 30 8-K of Motive, Inc.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: August 15, 2007	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	June 5, 2007 letter from Ernst & Young LLP to Motive, Inc., including Appendices 1 and 2 thereto.*

99.2	Press Release dated July 30, 2007, issued by Motive, Inc.*

99.3	Executive Summary and Closing Observations from Investigative Report accepted and approved by Motive, Inc.’s Audit Committee on July 30, 2007.*

99.4	August 13, 2007 letter from Ernst & Young LLP to the SEC.**

*	Previously filed as an Exhibit to the July 30 8-K of Motive, Inc.
**	Filed herewith.